NEWS from Summit Bancshares, Inc.

For Immediate Release                                For Information Contact:
October 14, 2003                                     Bob G. Scott, COO
                                                         (817) 877-2660

                            SUMMIT BANCSHARES REPORTS
                           THIRD QUARTER 2003 EARNINGS

Fort Worth, Texas - Summit Bancshares, Inc. (NASDAQ: SBIT), a community-oriented bank holding company in Fort Worth, with assets of $778 million, reported third quarter earnings today. Philip E. Norwood, Chairman, President, and Chief Executive Officer stated, "Summit is very fortunate to be operating in a strong market such as Fort Worth and Tarrant County. Summit benefits by being able to continue to have good loan and deposit growth that more than offsets the negative pressure of what is and has been a low and declining interest rate environment."

He further stated, "Summit was able to record a modest provision for loan losses for the quarter as the level of non-performing loans continued to improve. Recoveries, net of charge-offs of previously charged-off loans, totaled $25,000 in the third quarter and totaled $191,000 year-to-date. These results also contributed to our positive performance for the quarter and year-to-date and assisted in maintaining a strong loan loss reserve."

Results of Operations
---------------------

For the quarter ended September 30, 2003, net income was $2,475,000 compared to $2,372,000 for the same quarter in 2002. Net income per diluted share was $0.39 for the three months ended September 30, 2003, compared to $0.37 for the three months ended September 30, 2002. Return on average assets and return on average stockholders' equity for the third quarter of 2003 were 1.29% and 14.38%, respectively. Both of these measures of overall profitability compare favorably to the Company's peers, particularly when considering the Company's strong capital position. The Company's average stockholders' equity-to-assets ratio was 9.0% for the quarter ended September 30, 2003.

Net income for the nine months ended September 30, 2003 was $7,365,000 or $1.17 per diluted share, compared to $7,052,000, or $1.10 per diluted share for the same period last year. Return on average assets and return on average stockholder's equity for the nine months ended September 30, 2003 were 1.36% and 14.60%, respectively, again, strong returns when compared to Company's peers and considering the Company's strong capital position.

Financial Results
-----------------

Net interest income for the third quarter of 2003 was $7.9 million compared to $7.6 million in the third quarter of last year. Since the Company is somewhat more sensitive to market interest rate changes than other community banks due to its heavier commercial lending focus, the net interest margin declined to 4.37% for the quarter compared to 4.53% for the third quarter of the prior year. Although the Company has experienced a decline in net interest margin over the last few quarters, the Company's current net interest income continues to increase quarter over quarter due to asset growth.

The average prime rate in the third quarter of last year was 4.75% while the average prime rate for the third quarter of this year was 4.00%, a decline of 75 basis points. Because of the decline in this important market interest rate, the Company has continued to experience interest rate compression between what it earns on interest earning assets and pays on interest bearing liabilities. Also, the current low interest rate environment, which is the lowest in over 40 years, has had a negative impact on net interest income for that portion of earning assets supported by the Company's high levels of non-interest bearing deposits and stockholders' equity, when comparing results to periods when market interest rates were higher. When market interest rates begin to rise sometime in the future, the Company's current asset sensitive position will be positive to earnings growth.

Non-interest income , excluding gains on sales of securities, increased $127,000 or 9.3% for the third quarter of 2003 compared to the same quarter in the prior year with a positive increase in service charges on deposit accounts. Growth of revenue in the area of non-interest income continues to be one of the Company's focus areas.

Non-interest expenses for the third quarter increased $1.4 million or 34.2% over the same quarter of the previous year. After excluding a $319,000 insurance claim settlement on foreclosed property that reduced expenses for the third quarter of the prior year, the increase in expense would have been $1.1 million or 24.8%. This increase reflects costs associated with the Company's growth and included increases in salary and employee benefit expense, primarily for added staff, including three new-seasoned loan officers added in June of 2003, additions to the technology and operations staff, and staff additions for the Hulen Branch that opened in June and the Davis Branch that opened in January. Also included in this increase is the impact on occupancy and equipment expenses due to the addition of the two new branches, a new operations facility that was occupied in May, and the expense of the new core operating system added in October of last year.

The provision for loan losses was $46,000 in the third quarter of 2003. This was a decrease of $1.3 million over the same quarter last year. In the quarter, the Company had net recoveries from prior loan charge-offs of $25,000. The growth in loans resulted in a decline of the Allowance for Loan Losses as a percent of outstanding loans to 1.45% at September 30, 2003 as compared to 1.48% at the end of the second quarter of 2003. For the first nine months of 2003, the Company has net recoveries of previously charged-off loans of $191,000.

Non-performing assets totaled $1.5 million or 0.29% of loans and foreclosed assets at September 30, 2003, compared to $5.0 million or 1.04% at September 30, 2002. The Allowance for Loan Losses was 494% of non-performing loans at September 30, 2003. The Company has made significant progress in improving these measures of asset quality over the last several quarters.

The Company's loans were $518 million at September 30, 2003, an increase of $44 million, or 9.2%, from a year ago and increased 3.6% from June 30, 2003. Deposits increased over the past year from $571 million to $638 million, an increase of $67 million, or 11.7% and increased 4.2% from June 30, 2003. Stockholders' equity at September 30, 2003 was $68.0 million compared to $64.8 million at September 30, 2002.

Mr. Norwood also stated, "The Company is involved in several activities to improve top line revenue including new products and geographic expansion in the Fort Worth/Tarrant County Metro Area. In addition we have been successful in attracting some well qualified team members that we know will contribute to the Company's growth."

The Company will host a conference call Wednesday, October 15th at 10:00 a.m.
(CT). To access the live call, please call (800) 478-6251 and enter code 225023. A toll free replay of the call will be available starting Wednesday, October 15th, at 1:30 p.m. (CT) through midnight, October 29th, (CT) by calling (888) 203-1112 and entering confirmation code 225023.

Certain statements contained in this press release, which are not historical in nature, including statements regarding the company's and/or management's intentions, strategies, beliefs, expectations, representations, plans, projections, or predictions of the future, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions for forward-looking statements contained in such Act. We are including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties, many of which are beyond the company's control, and other important factors that could cause actual results, performance or achievements to differ materially from the expectations expressed or implied by such forward-looking statements. These risk factors and uncertainties are listed from time to time in the company's filings with the Securities and Exchange Commission, including but not limited to the annual report on Form 10-K for the year ended December 31, 2002.

    Summit Bancshares, Inc. o 3880 Hulen, Ste. 300 o Fort Worth, Texas 76107 Telephone (817) 336-6817 o FAX (817) 877-2672 o Web Site: www.summitbank.net

       SUMMIT BANCSHARES, INC.
             (Unaudited)
   (Dollars in thousands, except per share data)

                                               Quarter Ended                           Nine Months Ended
                                               September 30,                             September 30,
                                          ---------------------            %        ----------------------          %
EARNINGS SUMMARY                            2003           2002         Change         2003           2002        Change
                                          -------        -------        ------      --------       -------       -------
Interest income                           $ 9,709        $ 9,839         -1.3%      $ 28,507       $ 29,054       -1.9%
Interest expense                            1,834          2,200        -16.6%         5,584          6,531      -14.5%
                                          -------        -------        ------      --------       -------       -------
Net interest income                         7,875          7,639          3.1%        22,923         22,523        1.8%
Provision for loan losses                      46          1,350        -96.6%           586          2,365      -75.2%
Service charges on deposits                   914            793         15.3%         2,562          2,161       18.6%
Gain on sale of investment securities          89            163        -45.4%           101            165      -38.8%
Other Income                                  580            574          1.0%         1,865          1,786        4.4%
Salaries and benefits expense               3,336          2,768         20.5%         9,332          8,508        9.7%
Occupancy and equipment expense             1,064            673         58.1%         2,628          2,015       30.4%
Other Expense                               1,256            774         62.3%         3,739          3,016       24.0%
                                          -------        -------        ------      --------       -------       -------
Earnings before income taxes                3,756          3,604          4.2%        11,166         10,731        4.1%
Provision for income taxes                  1,281          1,232          4.0%         3,801          3,679        3.3%
                                          -------        -------        ------      --------       -------       -------
Net earnings                              $ 2,475        $ 2,372          4.3%       $ 7,365        $ 7,052        4.4%
                                      ============  ============= =============  ============  ============= ===========
Basic earnings per share                   $ 0.40         $ 0.38          5.3%        $ 1.19         $ 1.13        5.3%
                                      ============  ============= =============  ============  ============= ===========
Basic weighted average shares
     outstanding                            6,160          6,234                       6,163          6,252

Diluted earnings per share                 $ 0.39         $ 0.37          5.4%        $ 1.17         $ 1.10        6.4%
                                      ============  ============= =============  ============  ============= ===========
Diluted weighted average shares
     outstanding                            6,341          6,413                       6,310          6,432


                                                                    Average for Quarter Ended
                                   --------------------------------------------------------------------------------------------
                                     September 30,        June 30,          March 31,       December 31,      September 30,
BALANCE SHEET SUMMARY                    2003               2003              2003              2002               2002
                                   --------------------------------------------------------------------------------------------
Total loans                         $      503,936    $      499,545     $      476,298    $     471,260     $      471,888
Total investment securities                199,367           165,600            170,609          166,980            155,499
Earning assets                             718,601           676,834            648,193          650,995            646,378
Total assets                               761,278           719,070            688,522          693,064            685,389
Noninterest bearing deposits               176,478           170,234            160,011          165,756            156,742
Interest bearing deposits                  452,325           429,420            411,313          413,657            420,000
Total deposits                             628,803           599,654            571,324          579,413            576,742
Other borrowings                            61,199            48,866             48,012           44,487             41,035
Shareholders' equity                        68,273            67,739             66,253           64,369             64,273


                                                     Average for Nine Months
                                                       Ended September 30,
                                               -------------------------------------        %
BALANCE SHEET SUMMARY                                2003               2002             Change
                                               -------------------------------------------------------
Total loans                                     $      493,361    $      460,359                 7.2%
Total investment securities                            178,631           149,310                19.6%
Earning assets                                         681,468           622,736                 9.4%
Total assets                                           723,223           660,768                 9.5%
Noninterest bearing deposits                           168,968           153,873                 9.8%
Interest bearing deposits                              431,169           403,024                 7.0%
Total deposits                                         600,137           556,897                 7.8%
Other borrowings                                        52,741            37,756                39.7%
Shareholders' equity                                    67,429            62,792                 7.4%


                                                                               Ending Balance
                                         -------------------------------------------------------------------------------------------
                                           September 30,        June 30,          March 31,       December 31,      September 30,
BALANCE SHEET SUMMARY                          2003               2003              2003              2002               2002
                                         -------------------------------------------------------------------------------------------
Total loans                               $      517,994    $      500,040     $      489,352    $     469,145     $      474,401
Total investment securities                      210,048           178,241            163,639          173,512            168,250
Total earning assets                             728,766           693,257            653,066          642,919            642,765
Allowance for loan losses                         (7,483)           (7,412)            (7,365)          (6,706)            (6,334)
Premises and equipment                            13,237            13,391             11,652           11,486             10,011
Total assets                                     777,558           738,916            697,893          687,733            682,605
Noninterest bearing deposits                     180,765           176,603            165,220          167,745            157,519
Interest bearing deposits                        456,706           435,143            421,699          414,204            413,391
Total deposits                                   637,471           611,746            586,919          581,949            570,910
Other borrowings                                  69,230            55,627             41,317           37,255             43,871
Total liabilities                                709,546           670,187            631,313          622,795            617,832
Shareholders' equity                              68,012            68,729             66,580           64,938             64,773

                                                    SUMMIT BANCSHARES, INC.
                                                           (Unaudited)
                                                      (Dollars in thousands)

                                            September 30,        June 30,           March 31,        December 31,    September 30,
NONPERFORMING ASSETS                            2003               2003               2003              2002             2002
                                           ================  ==================  ================  ===============  ===============
Nonaccrual loans                                   $ 1,514             $ 1,458           $ 2,226          $ 2,135          $ 4,635
Restructured loans                                       -                   -                 -                -                -
Other real estate & foreclosed assets                    -                 125               125            1,268              288
                                           ----------------  ------------------  ----------------  ---------------  ---------------
Accruing loans past due 90 days or more                  -                  14                80               16               37
     Total nonperforming assets                    $ 1,514             $ 1,597           $ 2,431          $ 3,419          $ 4,960
                                           ================  ==================  ================  ===============  ===============

Total nonperforming assets as a
  percentage of loans and foreclosed assets          0.29%               0.32%             0.50%            0.73%            1.04%
                                           ================  ==================  ================  ===============  ===============



                                                                                  Quarter Ended
                                           ========================================================================================
                                            September 30,        June 30,           March 31,        December 31,    September 30,
ALLOWANCE FOR LOAN LOSSES                       2003               2003               2003              2002             2002
                                           ================  ==================  ================  ===============  ===============
Balance at beginning of period                     $ 7,412             $ 7,365           $ 6,706          $ 6,334          $ 6,394
Loans charged off                                      (24)               (272)              (80)            (637)          (1,492)
Loan recoveries                                         49                  79               439              234               82
                                           ----------------  ------------------  ----------------  ---------------  ---------------
    Net (charge-offs) recoveries                        25                (193)              359             (403)          (1,410)
Provision for loan losses                               46                 240               300              775            1,350
                                           ----------------  ------------------  ----------------  ---------------  ---------------
Balance at end of period                           $ 7,483             $ 7,412           $ 7,365          $ 6,706          $ 6,334
                                           ================  ==================  ================  ===============  ===============
Allowance for loan losses as a
  percentage of total loans                          1.45%               1.48%             1.50%            1.43%            1.34%
                                           ================  ==================  ================  ===============  ===============
Allowance for loan losses as a
  percentage of nonperforming loans                494.39%             503.53%           319.38%          311.76%          135.57%
                                           ================  ==================  ================  ===============  ===============
Net charge-offs as a percentage of
  average loans                                     -0.01%               0.04%            -0.07%            0.09%            0.30%
                                           ================  ==================  ================  ===============  ===============
Provision for loan losses as a percentage
  of average loans                                   0.01%               0.05%             0.06%            0.16%            0.29%
                                           ================  ==================  ================  ===============  ===============



                                                                               Quarter Ended
                                              =====================================================================================
                                               September 30,      June 30,          March 31,        December 31,     September 30,
SELECTED RATIOS                                    2003             2003              2003              2002              2002
                                              ================= =================  ===============  ===============  ===============
Return on average assets (annualized)                   1.29%             1.37%            1.43%            1.30%            1.37%
                                              ================= =================  ===============  ===============  ===============
eturn on average equity (annualized)                   14.38%            14.55%           14.89%           13.96%           14.64%
                                              ================= =================  ===============  ===============  ===============
Average shareholder's equity to average assets          8.97%             9.42%            9.62%            9.29%            9.38%
Yield on earning assets                                 5.38%             5.68%            5.81%            5.87%            6.06%
                                              ================= =================  ===============  ===============  ===============
Cost of interest bearing funds                          1.42%             1.62%            1.60%            1.71%            1.89%
                                              ================= =================  ===============  ===============  ===============
Net interest margin (tax equivalent)                    4.37%             4.53%            4.67%            4.67%            4.71%
                                              ================= =================  ===============  ===============  ===============
Efficiency ratio                                       59.57%            56.74%           54.41%           52.95%           45.82%
                                              ================= =================  ===============  ===============  ===============
End of period book value per common share             $ 11.04           $ 11.15          $ 10.81          $ 10.58          $ 10.42
                                              ================= =================  ===============  ===============  ===============
End of period common shares outstanding                 6,165             6,166            6,179            6,159            6,275
                                              ================= =================  ===============  ===============  ===============

                                                      SUMMIT BANCSHARES, INC.
                                                            (Unaudited)
                                                      (Dollars in thousands)

                                                                                      Three Months Ended
                                               ---------------------------------------- -------------------------------------------
                                                                September 30, 2003                           September 30, 2002
                                               ---------------------------------------- -------------------------------------------
                                                   Average                              Average
YIELD ANALYSIS                                     Balance     Interest   Yield         Balance      Interest         Yield
                                               ------------- ------------ ---------- --------------- -------------- ---------------
Interest Earning Assets:
Federal funds sold & Due from time                $  15,298    $      37     0.97%     $    18,991    $      80           1.66%
Investment securities (taxable)                     193,232        1,865     3.83%         151,925        1,774           4.63%
                                                                                                                         6,135
Investment securities (tax-exempt)                       82                  5.27%           3,574           52           5.79%
Loans                                               503,936        7,762     6.11%         471,888        7,963           6.70%
                                                  ----------   ---------                 ---------    ---------
     Total Interest Earning Assets                  718,601        9,746     5.38%         646,378        9,869           6.06%

Noninterest Earning Assets:
Cash and due from banks                              26,189                                 25,641
Other assets                                         23,926                                 19,942
Allowance for loan losses                            (7,438)                                (6,572)
                                                  ----------                              ---------
     Total Noninterest Earning Assets                42,677                                 39,011

                                                  ----------                              ---------
     Total Assets                                 $ 761,278                                685,389
                                                  ==========                              =========

Interest Bearing Liabilities:
Transaction and money market accounts             $ 207,787          566     1.08% $       184,680          626           1.35%
Savings deposits                                    120,124          380     1.26%         114,851          480           1.66%
Certificates and other time deposits                124,414          779     2.48%         120,469          918           3.02%
Other borrowings                                     61,199          109     0.70%          41,035          176           1.70%
                                                  ----------   ---------                  ---------     ---------
     Total Interest Bearing Liabilities             513,524        1,834     1.42%         461,035        2,200           1.89%

Noninterest Bearing Liabilities:
Demand deposits                                     176,478                                156,742
Other liabilities                                     3,003                                  3,339
Shareholders' Equity                                 68,273                                 64,273
                                                  ----------                              ---------
     Total Noninterest Bearing Liabilities          247,754                                224,354
                                                  ==========                              =========
     Total Liabilities and Shareholders' Equity   $ 761,278                              $ 685,389
                                                  ==========                              =========
Net Interest Income and Margin (tax equivalent)                $   7,912     4.37%                     $  7,669            4.71%
                                                               ========== ========                    =========           ======

                                                              SUMMIT BANCSHARES, INC.
                                                                    (Unaudited)
                                                              (Dollars in thousands)

                                                                                      Nine Months Ended
                                               ---------------------------------------- -------------------------------------------
                                                         September 30, 2003                           September 30, 2002
                                               ---------------------------------------- -------------------------------------------
                                                   Average                              Average
YIELD ANALYSIS                                     Balance     Interest   Yield         Balance      Interest         Yield
                                               ------------- ------------ ---------- --------------- -------------- ---------------

Interest Earning Assets:
Federal funds sold & Due from time                $   9,476    $      74    1.05%      $  13,067    $     170          1.74%
Investment securities (taxable)                     173,216        5,175    3.99%        146,831        5,284          4.81%
Investment securities (tax-exempt)                    5,415          224    5.53%          2,479          109          5.87%
Loans                                               493,361       23,139    6.27%        460,359       23,560          6.84%
                                                  ----------   ---------                ---------   ---------
     Total Interest Earning Assets                  681,468       28,612    5.61%        622,736       29,123          6.25%

Noninterest Earning Assets:
Cash and due from banks                              26,601                               25,183
Other assets                                         22,428                               19,252
Allowance for loan losses                            (7,274)                              (6,403)
                                                  ----------                           ---------
     Total Noninterest Earning Assets                41,756                               38,032

                                                  ----------                           ---------
     Total Assets                                 $ 723,223                            $ 660,768
                                                  ==========                           =========

Interest Bearing Liabilities:
Transaction and money market accounts             $ 192,650        1,599    1.11%      $ 179,378        1,852          1.38%
Savings deposits                                    116,997        1,187    1.36%        111,196        1,463          1.76%
Certificates and other time deposits                121,522        2,380    2.62%        112,450        2,750          3.27%
Other borrowings                                     52,741          418    1.06%         37,756          466          1.65%
                                                  ----------   ---------                ---------   ---------
     Total Interest Bearing Liabilities             483,910        5,584    1.54%        440,780        6,531          1.98%

Noninterest Bearing Liabilities:
Demand deposits                                     168,968                              153,873
Other liabilities                                     2,916                                3,323
Shareholders' Equity                                 67,429                               62,792
                                                  ----------                           ---------
     Total Noninterest Bearing Liabilities          239,313                              219,988
                                                  ----------                           ---------
     Total Liabilities and Shareholders' Equity   $ 723,223                            $ 660,768
                                                  ==========                           =========
                                                                                                     ---------
Net Interest Income and Margin (tax equivalent)                $  23,028    4.52%                    $  22,592          4.85%
                                                               =========    =====                    =========          =====


                             SUMMIT BANCSHARES, INC.
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                                     September 30,                               September 30,
LOAN PORTFOLIO                                            2003                   %                   2002              %
                                                  ===================    ===================  ================  ==============
Commercial and industrial                          $        211,616                    40.8%  $        197,346          41.6%
Real estate:
  Commercial                                                 142,317                   27.5%           131,874          27.8%
  Residential                                                 61,676                   11.9%            51,327          10.8%
  Construction and development                                69,840                   13.5%            59,996          12.7%
Consumer                                                      32,545                    6.3%            33,859           7.1%
                                                  ------------------     -------------------  ----------------  --------------
Total loans (gross)                                          517,994                  100.0%           474,402         100.0%
Unearned discounts
                                                                   -                    0.0%                (1)          0.0%
                                                  ------------------     -------------------  ----------------  --------------
Total loans (net)                                            517,994                  100.0%           474,401         100.0%
                                                  ===================    ===================  ================  ==============


                                                     September 30,         September 30,
REGULATORY CAPITAL DATA                                   2003                 2002
                                                  ===================    ===================
Tier 1 Capital                                     $          66,856    $            62,290
Tier 1 Ratio                                                   11.96%                12.21%
Total Capital (Tier 1 + Tier 2)                    $          73,850    $            68,624
Total Capital Ratio                                            13.21%                13.45%
Total Risk-Adjusted Assets                         $         559,062     $          510,077
Tier 1 Leverage Ratio                                           8.54%                 9.13%


                                                     September 30,         September 30,
OTHER DATA                                                2003                 2002
                                                  ===================    ====================
Full Time Equivalent Employees (FTE's)                            218                   202

Stock Price Range (For the Quarter Ended):
    High                                           $            28.50   $             24.59
    Low                                            $            23.47   $             20.22
    Close                                          $            27.00   $             21.05
